UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4632
                                                      --------------
                             The Germany Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                 Two International Place, Boston, MA 02110-41-3
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (617) 295-1000
                                                           ---------------


                                  John Millette
                  Deutsche Investment Management Americas Inc.


                 Two International Place, Boston, MA 02110-41-3
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 12/31
                                                  ---------

                       Date of reporting period: 12/31/03
                                                 ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                   THE GERMANY
                                    FUND, INC.
                                  ANNUAL REPORT
                                DECEMBER 31, 2003

                                [GRAPHIC OMITTED]

                                   THE GERMANY
                                    FUND, INC.

                                [GRAPHIC OMITTED]

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 12, 2004
Dear Shareholder
   We are pleased to report that in 2003, the Germany Fund's total return based on net asset value rose 59.6% and its total return based on its share price rose 68.8%. The Fund's benchmark, the DAX Index, rose 65.2% during the same period. The strong market performance came on the back of an improving global economy and a recovery in business sentiment in Germany.
   Germany's second recession in three years came to an end last summer. Current economic data confirm the rise in leading indicators since spring 2003. The compromise on tax reform should lead to an overall relief of some Euro 14 billion for German households, stimulating consumption going forward. While 2003 ended with half-hearted tax cuts, large parts of Chancellor Schroeder's Agenda 2010 proposals found acceptance and passed. Further reforms could lend fundamental support to the German equity market. Moreover, the stabilization of the labor market should strengthen consumer confidence. The pick-up in export demand, particularly from Eastern Europe and Asia, should benefit economic growth in Germany. With inventory at low levels worldwide and demand holding up, the improvement in GDP growth from an imminent inventory rebuild could reach 2% in 2004. It should take several quarters of strong growth to close the output gap, which means that demand pressures on prices are likely to remain subdued for some time to come. The European Central Bank does not seem to be under any pressure to hike rates in the foreseeable future.
   The Fund's performance in 2003 has been influenced by several factors, some of which have been somewhat unexpected. In the first quarter the mood in the equity market was still downbeat as the German economic performance lagged the recovery in other markets such as the United States and Asia. Only in the second quarter it became clear that the economy would be close to its trough and the equity market started to rally sharply after more than three years of negative returns. This inflection point was difficult to anticipate, as defensive equity holdings suddenly became the underperformers at the time the market recovered. For example, financial and telecom stocks, which suffered the most during the de-leveraging phase of the bear market, started to rally strongly in the market upturn that followed. Another factor that came somewhat as a surprise was the pronounced strength of the Euro against the US dollar. Several of the cyclical stocks, such as automobile manufacturers and engineering companies are sensitive to exchange rate movements and therefore did not perform as expected.
   A large part of the Germany Fund's under-performance relative to its benchmark occurred in the fourth quarter, due to its consumer-related exposure to Deutsche Lufthansa and Metro. Both companies should have benefited, not only from their improving operating performance but also from a positive consumer sentiment. However the share price of Deutsche Lufthansa suffered from renewed terrorist threats and Metro, a multi-market retailer, from a less than expected tax cut by the government. Also, the Fund maintained its limited exposure to the defensive utilities sector, which against market expectations, performed well in the fourth quarter.
   We are continuing to position the Germany Fund to take advantage of the expected economic recovery, partially helped by the ongoing reform process in Germany as well as our expectation that the global economy will continue its current growth path well into the year 2004. Recently the Germany Fund has added to its cyclical sector exposure by adding to holdings such as Infineon Technologies, Deutsche Lufthansa and Bayer. Also recent news flow suggests that a recovery in telecom infrastructure spending may be underway, which led the manager to add to the equity exposure in Alcatel.
   The Fund continued its open-market purchases of its shares, buying 570,200 shares during the fiscal year. The Germany Fund's discount to net asset value averaged 11.4% during the year ended December 31, 2003.
                           Sincerely,



/S/Christian Strenger          /S/Richard T. Hale
Christian Strenger             Richard T. Hale
Chairman                       President

   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                              WWW.GERMANYFUND.COM

FUND HISTORY AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

Past results are not necessarily indicative of future performance of the fund. Investment return and principal value will fluctuate. Current performance may be lower or higher than the performance data quoted.

TOTAL RETURNS:
                                       FOR THE YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------
                               2003     2002       2001       2000         1999
                             -------   --------   --------   --------     ------
Net Asset Value (a) ........  59.62%   (34.43)%   (25.57)%   (20.66)%     18.08%
Market Value ...............  68.81%   (35.76)%   (24.95)%   (21.09)%     23.83%
DAX* .......................  65.16%   (34.14)%   (23.20)%   (14.67)%     19.98%

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

----------
* DAX IS A TOTAL RATE OF RETURN INDEX OF 30 SELECTED GERMAN BLUE CHIP STOCKS TRADED ON THE FRANKFURT STOCK EXCHANGE. INDEX RETURNS ASSUME REINVESTED DIVIDENDS AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
FUND PERFORMANCE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

Investments in mutual funds involve risk. Yields and market values will fluctuate.

This fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets .......................................................................................  $130,442,069
Shares Outstanding ...............................................................................    15,573,281
NAV Per Share ....................................................................................         $8.38

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

RECORD                                                             ORDINARY           LT CAPITAL
  DATE                                                              INCOME               GAINS             TOTAL
------                                                             --------           ----------          -------
11/19/02 ........................................................    $0.01               $  --             $0.01
11/19/01 ........................................................    $0.06               $  --             $0.06
9/3/01 ..........................................................       --               $0.02             $0.02
11/20/00 ........................................................       --               $2.18             $2.18
9/1/00 ..........................................................    $0.19               $0.12             $0.31
11/19/99 ........................................................    $0.29               $0.90             $1.19
9/1/99 ..........................................................       --               $0.56             $0.56
11/16/98 ........................................................    $1.47               $1.75             $3.22
9/1/98 ..........................................................    $0.17               $0.45             $0.62

OTHER INFORMATION:

NYSE Ticker Symbol ...............................................................................           GER
NASDAQ Symbol ....................................................................................         XGERX
Dividend Reinvestment Plan .......................................................................           Yes
Voluntary Cash Purchase Program ..................................................................           Yes
Annual Expense Ratio .............................................................................         1.77%


PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2003 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Tour Operators                                                          (2.0%)
National Commercial Banks                                               (7.4%)
Telephone & Telegraph Apparatus                                        (12.1%)
Plastic Materials, Synthetic Resins & NonVulcan Elastomers              (4.0%)
Air Transportation, Scheduled                                           (4.1%)
Security and Commodity Exchanges                                        (2.2%)
Courier Services Except by Air                                          (3.0%)
Semiconductors & Related Devices                                        (4.1%)
Motor  Vehicles & Car Bodies                                           (13.6%)
Electric & Other Services Combined                                      (5.2%)
Telephone Communications (No Radiotelephone)                          (2.6%)
Plastics Products                                                       (5.3%)
Others                                                                 (11.1%)
Services - Prepackaged Software                                        (9.4%)
Wholesale - Groceries and Related  Products                             (1.8%)
Accident & Health Insurance                                            (12.1%)



10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1.    Siemens                                      12.1
 2.    Allianz                                      12.1
 3.    SAP                                           9.4
 4.    DaimlerChrysler                               7.8
 5.    Bayer                                         5.3

                                                    % of
                                                  Portfolio
                                                  ---------
 6.    E.ON                                          5.2
 7.    Deutsche Lufthansa                            4.1
 8.    Infineon Technologies                         4.1
 9.    BASF                                          4.0
10.    Deutsche Post                                 3.0

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: In 2003 the Euro/US$ exchange rate has appreciated by 20%. How much of an issue is the strong Euro for the German economy? Do you think that it could stall the still fragile economic recovery?

   ANSWER: Despite the strains a strong Euro imposed on German exports, we would neither expect an abrupt end to the recovery nor a return to a recession. One reason is the fact that many of the large companies have hedged their currency risk exposure well into 2004 and some even into 2005. Also a significant number of German companies have outsourced production to low-cost countries, including those that keep their currency pegged to the US Dollar, a move that allows them to partially offset the currency effect. Also the current rates near $1.25 to the Euro are near "normal" historic levels (using a fifteen years time period and by adopting the Deutsche Mark/Euro conversion rate) and even a fall to $1.35 could still be viewed within the historic range. However the challenge could grow if the US Dollar falls to record low levels within a comparatively short period of time. At this point it would seem likely that the European Central Bank will step in with currency interventions.

   QUESTION: The German equity market has had a surprisingly strong year in terms of performance. Do you see a repeat of that in 2004?

   ANSWER: Despite the 37% rise in the DAX Index in 2003, price to earnings ratios are still moderate by historic and international comparisons. Interest rates are still near their lowest nominal levels for over two decades making high dividend yields of equities more attractive. Another measure of this, the yield gap of government bond yields minus equity dividend yields, is also close to a 20 year low. Last year the German stock market (DAX Index) outperformed all other major European equity market indices after having been the worst performer the year before. Current equity market valuations, the low interest rate environment and the expected pickup in corporate earnings suggest favorable equity market performance in 2004.

   QUESTION: What does the EU enlargement mean in terms of size and how does it impact Germany?

   ANSWER: On May 1st 2004, the European Union will see its biggest enlargement ever in terms of scope and diversity with the addition of 10 new member countries. The accession countries ("AC-10") are: Poland, Hungary, the Czech Republic, Estonia, Latvia, Lithuania, Malta, Slovakia, Slovenia and Cyprus. The biggest three, Poland Hungary and the Czech Republic, account for 80% of the population and 80% of the GDP of the AC-10. The enlargement will increase the EU territory by 23% or 739 million square kilometers and the EU population by 22% or 74 million.
   The Western country impacted most by the EU enlargement is likely to be Germany, as it borders with the two biggest accession countries: Poland and the Czech Republic. Germany has also by far the strongest trade links with the AC-10, as 40% of the AC-10's trade with EU countries is conducted with Germany. Also, 7.6% of German exports (worth Euro 50 billion) go to the accession countries and 9.6% of German imports come from there. The growing trade volume is mainly driven by big German corporations, such as Siemens and Volkswagen, which began taking over production facilities in the early 1990s. Lower labor costs for a well-educated workforce have been the main trigger for investments in the accession countries. The gap in hourly labor costs has caused a significant shift of labor-intensive production into the East and has triggered growth in trade. In other areas, such as the services sector, this shift has been less pronounced so far. Overall the accession is expected to give a boost to German economic growth.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY
   Since the middle of January, it has been official that in 2003 the German economy stagnated for the second consecutive year. According to the preliminary estimate by the Federal Statistics Office, real Gross Domestic Product ("GDP") in the past year even showed a slight contraction of .1% relative to 2002. In the final quarter of 2003 GDP will probably have risen only by .25%, despite a strong surge in industrial output. However, there is evidence that domestic demand is slowly recovering, benefiting manufacturers of intermediate and capital goods. Indicators, such as the purchasing manager index, as well as the Ifo Business-Climate Index for trade and industry, continue to rise and are signaling an expansion of economic activity. Wolfgang Clement, the German economy and labor minister, believes that the economic recovery in 2004 will outstrip the 1.5% average growth figure recorded in the 1990s and is set to grow by up to 2%. Presenting his ministry's annual economic report in Berlin, Mr. Clement predicted that average unemployment should fall by 100,000 to a total of
4.3 million in 2004. He stressed that the government's immediate policy priority was to implement the labor market and social welfare reforms adopted in December 2003.
   Inflationary pressures also remain subdued for now. In 2003, the consumer price index ("CPI") increased by only 1.1% on average, down from 1.4% in 2002. Also these figures tend to overstate the underlying inflation pressure, as the rise in CPI is partly due to the increase in tobacco and energy taxes. This year again, the inflation rate is influenced by government measures. For instance, the reform of the statutory health insurance system and the renewed hike in the tobacco tax will drive inflation upwards. Furthermore, gradually accelerating consumer demand is expected to be reflected in rising prices, though this effect should be more than mitigated by the appreciation of the Euro, which is deflationary by nature.
   The appreciation of the Euro has neither had a strong effect on the German economy, nor has it impaired price competitiveness of German companies so far. Despite a decline in exports in the final quarter of 2003, there is no evidence of a sustained fall as orders from abroad continue to rise. Also, focusing solely on the strength of the Euro versus the US Dollar seems a one-sided argument, as large parts of Germany's exports are sold into the Euro-zone or other areas of the world with similar currency strength.
   In May 2004, the European Union ("EU") is expected to expand from the 15 current member countries to 25, which offers opportunities but also challenges. The EU estimates additional GDP growth of .5% to .7% for the current member states resulting from this EU enlargement. The overall effect results from three different sources: trade integration, migration (access to an enlarged supply of labor) and mark-up effects (increased competition that depresses prices and boosts demand). The German economy is expected to derive even greater benefits than the rest of the EU, mainly due to its existing business links and proximity.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE                     DURING PAST FIVE YEARS                          OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------          -----------------------                         ------------------------------------

Detlef Bierbaum, 61(2)                  Partner of Sal. Oppenheim Jr. & Cie KGaA        Director, The Central Europe and Russia
    Class I                             (investment management).                        Fund, Inc. (since 1990). Member,
                                                                                        Supervisory Board, Tertia
                                                                                        Handelsbeteiligungsgesellschaft mbH
                                                                                        (electronic retailor). Member,
                                                                                        Supervisory Board, Douglas AG
                                                                                        (retailer). Member, Supervisory Board,
                                                                                        LVM Landwirtschaftlicher
                                                                                        Versicherungsverein (insurance). Member,
                                                                                        Supervisory Board, Monega KAG. Member of
                                                                                        Supervisory Board, AXA Investment
                                                                                        Managers.

John Bult, 67(1)(2)                     Chairman, PaineWebber International             Director, The Central Europe and Russia
    Class II                            (since 1985)                                    Fund, Inc. (since 1990) and The New
                                                                                        Germany Fund, Inc. (since 1990).
                                                                                        Director, The France Growth Fund, Inc.
                                                                                        (closed end fund). Director, The Greater
                                                                                        China Fund, Inc. (closed end fund).

Ambassador                              Chairman, Diligence LLC, formerly IEP           Director, The Central Europe and Russia
    Richard R. Burt, 56(3)              Advisors, Inc. (information collection,         Fund, Inc., as well as other funds in
    Class II                            analysis, consulting and intelligence)          the Fund Complex as indicated. Board
                                        (since 1998). Chairman of the Board,            Member, IGT, Inc. (gaming technology)
                                        Weirton Steel Corp. (since 1996).               (since 1995). Board Member, Hollinger
                                        Partner, McKinsey & Company (1991-1994).        International (printing and publishing)
                                        U.S. Ambassador to the Federal Republic         (since 1995). Board Member, HCL
                                        of Germany (1985-1989). Chairman, IEP           Technologies, Inc. (information
                                        Advisor, LLP (international consulting).        technology and product engineering)
                                                                                        (since 1999). Member, Textron
                                                                                        Corporation International Advisory
                                                                                        Council (aviation, automotive,
                                                                                        industrial operations and finance)
                                                                                        (since 1996). Director, UBS-Paine Webber
                                                                                        family of Mutual Funds.

Fred H. Langhammer, 59                  Chief Executive Officer, The Estee              Director, The Central Europe and Russia
    Class III                           Lauder Companies Inc. (manufacturer and         Fund, Inc. (since 2003). Director,
                                        marketer of cosmetics) (since 2000),            Gillette Company, Inditex, S.A (apparel
                                        President (since 1995), Chief Operating         manufacturer and retailer). Director,
                                        Officer (1985-1999), Managing Director,         Cosmetics, Toiletries and Fragrance
                                        operations in Germany (1982-1985),              Association. Director, German-American
                                        President, operations in Japan                  Chamber of Commerce, Inc. Co-Chairman,
                                        (1975-1982).                                    American Institute for Contemporary
                                                                                        German Studies at Johns Hopkins
                                                                                        University. Senior Fellow, Foreign
                                                                                        Policy Association. Director, Japan
                                                                                        Society.


--------------------------------------------------------------------------------


                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE                     DURING PAST FIVE YEARS                          OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------          -----------------------                         ------------------------------------



Christian H. Strenger, 60(1)(2)         Director (since 1999) and Managing              Director, The Central Europe and Russia
    Class III                           Director (1991-1999) of DWS Investment          Fund, Inc. (since 1990) and The New
                                        GmbH (investment management).                   Germany Fund, Inc. (since 1990). Member,
                                                                                        Supervisory Board, Fraport AG
                                                                                        (international airport business). Board
                                                                                        member, Incepta PLC (media and
                                                                                        advertising).

Eggert Voscherau, 60                    Vice Chairman, BASF Aktiengesellschaft          Director The Central Europe and Russia
    Class I                             (chemicals) (since 2002). Deputy                Fund Inc. (since 2003). Member,
                                        Chairman, Ressort II (Europe Region)            Supervisory Boards of: Dresdner Bank
                                        (Industrials) (1998-2002). Chairman and         Lateinamerika AG, Haftpflichtverband der
                                        Chief Executive Officer and Executive           Deutschen Industrie V.a.G., Basell N.V.,
                                        Director, BASF Corporation (chemicals)          BASF Espanola S.A., BASF Schwarzheide
                                        (United States) (1997-1998). Executive          GmbH. President, Cefic (European
                                        Director, BASF Aktiengesellschaft               Chemical Industry Council). President,
                                        (1996-1997), Executive Vice President,          International Council of Chemical
                                        BASF Corporation (United States) and            Associations. Board Member, BASF
                                        President, North American Consumer              Aktiengesellschaft.
                                        Products division (1991-1994).
                                        President, BASF Aktiengesellschaft
                                        (Germany) (1986-1991).


--------------------------------------------------------------------------------


                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE                     DURING PAST FIVE YEARS                          OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------          -----------------------                         ------------------------------------

Robert H. Wadsworth, 64(1) (3)          President, Robert H. Wadsworth                  Director, The New Germany Fund, Inc.
    Class II                            Associates, Inc. (consulting firm) (May         (since 1992) and The Central Europe and
                                        1983 to present). Formerly, President           Russia Fund, Inc. (since 1990) as well
                                        and Trustee, Trust for Investment               as other funds in the Fund Complex as
                                        Managers (registered investment                 indicated.
                                        companies) (April 1999-June 2002).
                                        President, Investment Company
                                        Administration, L.L.C. (January
                                        1992*-July 2001). President, Treasurer
                                        and Director, First Fund Distributors,
                                        Inc. (mutual fund distribution) (June
                                        1990-January 2002). Vice President,
                                        Professionally Managed Portfolios (May
                                        1991-January 2002) and Advisors Series
                                        Trust (October 1996-January 2002)
                                        (registered investment companies).


----------
*Inception date of the corporation which was the predecessor to the L.L.C.

--------------------------------------------------------------------------------


                                        PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE                     DURING PAST FIVE YEARS                          OTHER DIRECTORSHIPS HELD BY DIRECTOR
------------------------------          -----------------------                         ------------------------------------

Werner Walbrol, 66                      President and Chief Executive Officer,          Director, The Central Europe and Russia
    Class III                           The European American Chamber of                Fund, Inc. (since 1990). Director, TUV
                                        Commerce, Inc; Senior Adviser, Coudert          Rheinland of North America, Inc.
                                        Brothers LLP. Formerly, President and           (independent testing and assessment
                                        Chief Executive Officer, The German             services). President and Director,
                                        American Chamber of Commerce, Inc.              German-American Partnership Program
                                                                                        (student exchange programs). Director,
                                                                                        AXA Nordstern Art Insurance Corporation
                                                                                        (fine art and collectible insurer).

----------
Each has served as a Director of the Fund since the Fund's inception in 1986 except for Ambassador Burt, Messrs. Langhammer and Voscherau. Ambassador Burt was elected to the Board on June 30, 2000; Messrs. Langhammer and Voscherau were elected to the Board on June 24, 2003. The term of office for Directors in Class I expires at the 2006 Annual Meeting, Class II at the 2004 Annual Meeting and Class III at the 2005 Annual Meeting. Each Director also serves as a Director of The Central Europe and Russia Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., and The Central Europe and Russia Fund, Inc., two of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.
(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the Investment Adviser and Investment Manager and their affiliates; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities LLC, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.
(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------                          --------------------------------------------

Richard T. Hale, 58                 Managing Director, Deutsche Investment
   President and Chief              Management Americas Inc. (2003-present);
   Executive Officer                Managing Director, Deutsche Bank Securities
                                    Inc. (formerly Deutsche Banc Alex. Brown
                                    Inc.) and Deutsche Asset Management (1999 to
                                    present); Director and President, Investment
                                    Company Capital Corp. (registered investment
                                    advisor) (1996 to present); Director,
                                    Deutsche Global Funds, Ltd. (2000 to
                                    present), CABEI Fund (2000 to present),
                                    North American Income Fund (2000 to present)
                                    (registered investment companies);
                                    Director, Scudder Global Opportunities Fund
                                    (since 2003); Director/Officer,
                                    Deutsche/Scudder Mutual Funds (various
                                    dates); President, Montgomery Street Income
                                    Securities, Inc. (2002 to present)
                                    (registered investment companies); Vice
                                    President, Deutsche Asset Management, Inc.
                                    (2000 to present); Formerly, Director, ISI
                                    Family of Funds (registered investment
                                    companies; 4 funds overseen) (1992-1999).

Hanspeter Ackermann, 46             President of Deutsche Bank Investment
   Chief Investment Officer         Management Inc., Managing Director of
                                    DeutscheBank Securities Inc., Managing
                                    Director and Senior International Equity
                                    Portfolio Manager of Bankers Trust Co.,
                                    President and Managing Partner of Eiger
                                    Asset Management (1993-1996), Managing
                                    Director and CIO of SBC Portfolio Management
                                    International (1983-1993).

Vincent J. Esposito, 47             Managing Director, Deutsche Asset Management
   Vice President                   (2003 to present). Formerly, Managing
                                    Director and Head of Relationship
                                    Management, Putnam Investments (March
                                    1999-2003) and Managing Director and
                                    National Sales Manager, Putnam Investments
                                    (March 1997-March 1999).

Bruce A. Rosenblum,  43             Director, Deutsche Asset Management (2002 to
Secretary                           present); prior thereto, Vice President of
                                    Deutsche Asset Management (2000-2002); and
                                    partner with the law firm of Freedman, Levy,
                                    Kroll & Simonds (1997-2000).

Charles A. Rizzo, 46                Director, Deutsche Asset Management (April
   Chief Financial Officer          2000 to present). Formerly, Vice President
   and Treasurer                    and Department Head, BT Alex. Brown
                                    Incorporated (now Deutsche Bank Securities
                                    Inc.) (1998-1999); Senior Manager, Coopers &
                                    Lybrand L.L.P. (now PricewaterhouseCoopers
                                    LLP) (1993-1998).

Kathleen Sullivan D'Eramo, 46       Director, Deutsche Asset Management (2003 to
   Assistant Treasurer              present).

----------
Each also serves as an Officer of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                                   VALUE
  -------------         -------------                            -------------


INVESTMENTS IN GERMAN SECURITIES--86.0%
              COMMON STOCKS--85.5%
              ACCIDENT & HEALTH INSURANCE--11.6%
   120,000    Allianz ......................................... $     15,148,309
                                                                ----------------
              AIR TRANSPORTATION, SCHEDULED--4.0%
   310,000    Deutsche Lufthansa+ .............................        5,180,995
                                                                ----------------
              COURIER SERVICES EXCEPT BY AIR--2.8%
   180,000    Deutsche Post ...................................        3,712,153
                                                                ----------------
              ELECTRIC & OTHER SERVICES COMBINED--5.0%
   100,000    E.ON ............................................        6,526,225
                                                                ----------------
              FIRE, MARINE & CASUALTY INSURANCE--1.4%
    15,000    Munchener Ruckversicherungs .....................        1,818,615
                                                                ----------------
              INDUSTRIAL GASES--2.1%
    50,000    Linde ...........................................        2,692,982
                                                                ----------------
              MOTOR VEHICLES & CAR BODIES--12.6%
    30,000    Bayerische Motoren Werke ........................        1,390,638
   210,000    DaimlerChrysler .................................        9,800,690
    80,000    MAN .............................................        2,426,837
    50,000    Volkswagen ......................................        2,784,430
                                                                ----------------
                                                                      16,402,595
                                                                ----------------
              NATIONAL COMMERCIAL BANKS--2.9%
    20,000    Bayerische Hypothekenbank
                Und Vereinsbank* ..............................          462,663
   170,000    Commerzbank .....................................        3,334,379
                                                                ----------------
                                                                       3,797,042
                                                                ----------------
              PLASTIC MATERIALS, SYNTHETIC RESINS &
                NONVULCAN ELASTOMERS--3.9%
    90,000    BASF+ ...........................................        5,060,788
                                                                ----------------
              PLASTICS PRODUCTS--5.0%
   225,000    Bayer ...........................................        6,589,923
                                                                ----------------
              SECURITY & COMMODITY EXCHANGES--2.1%
    50,000    Deutsche Boerse .................................        2,733,976
                                                                ----------------



   SHARES               DESCRIPTION                                   VALUE
  -------------         -------------                            -------------


              SEMICONDUCTORS & RELATED DEVICES--3.9%
   370,000    Infineon Technologies* .......................... $      5,143,028
                                                                ----------------
              SERVICES-MISC HEALTH & ALLIED SERVICES--0.5%
    10,000    Fresenius Medical Care ..........................          711,401
                                                                ----------------
              SERVICES-PREPACKAGED SOFTWARE--9.0%
    70,000    SAP .............................................       11,756,413
                                                                ----------------
              STEEL WORKS--1.1%
    70,000    Thyssen Krupp ...................................        1,383,575
                                                                ----------------
              TELEPHONE & TELEGRAPH APPARATUS--11.7%
   190,000    Siemens .........................................       15,218,188
                                                                ----------------
              TELEPHONE COMMUNICATIONS
                (NO RADIOTELEPHONE)--1.4%
   100,000    Deutsche Telekom* ...............................        1,830,219
                                                                ----------------
              TIRES & INNER TUBES--0.9%
    30,000    Continental .....................................        1,137,864
                                                                ----------------
              TOUR OPERATORS--1.9%
   120,000    TUI .............................................        2,502,014
                                                                ----------------
              WHOLESALE-GROCERIES AND RELATED PRODUCTS--1.7%
    50,000    Metro ...........................................        2,204,209
                                                                ----------------
              Total Common Stocks
                (cost $78,598,248) ............................      111,550,514
                                                                ----------------
              PREFERRED STOCKS--0.5%
              MOTOR VEHICLES & CAR BODIES--0.5%
    20,000    Bayerische Motoren Werke
                (Cost $469,717) ...............................          620,584
                                                                ----------------
              Total Investments in German
                Securities
                (cost $79,067,965) ............................      112,171,098
                                                                ----------------

INVESTMENTS IN DUTCH
    COMMON STOCKS--1.7%
              RADIO/TV EQUIPMENT--1.1%
    50,000    Philips Electronics .............................        1,460,013
                                                                ----------------

----------
*Non-income producing security.
+Portion of the security shares out on loan. See Note 5.

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                                   VALUE
  -------------         -------------                            -------------


              SPECIAL INDUSTRY MACHINERY--0.6%
    35,000    ASML Holding* ................................... $        693,995
                                                                ----------------
              Total Investments in Dutch
                Common Stocks
                (cost $1,907,559) .............................        2,154,008
                                                                ----------------

INVESTMENTS IN FRENCH
    COMMON STOCKS--6.2%
              COMMUNICATIONS EQUIPMENT--1.1%
   110,000    Alcatel* ........................................        1,416,622
                                                                ----------------
              INSURANCE AGENTS, BROKERS & SERVICE--1.0%
    60,000    Axa .............................................        1,284,307
                                                                ----------------
              NATIONAL COMMERCIAL BANKS--3.1%
    23,000    BNP Paribas .....................................        1,448,232
    30,000    Societe Generale ................................        2,648,835
                                                                ----------------
                                                                       4,097,067
                                                                ----------------
              PHARMACEUTICAL PREPARATIONS--1.0%
    20,000    Aventis .........................................        1,321,895
                                                                ----------------
              Total Investments in French
                Common Stocks
                (cost $6,755,697) .............................        8,119,891
                                                                ----------------


   SHARES               DESCRIPTION                                   VALUE
  -------------         -------------                            -------------

INVESTMENTS IN SWISS
    COMMON STOCKS--1.0%
              NATIONAL COMMERCIAL BANKS--1.0%
    20,000    United Bank of Switzerland
                (Cost $1,351,798) ............................. $      1,369,719
                                                                ----------------

INVESTMENTS IN SPANISH
    COMMON STOCKS--1.1%
              TELEPHONE COMMUNICATIONS
                (NO RADIOTELEPHONE)--1.1%
   100,000    Telefonica
                (Cost $1,363,973) .............................        1,468,211
                                                                ----------------
              Total Investments--96.0%
                (cost $90,446,992) ............................    $ 125,282,927
              Cash and other assets in
                excess of liabilities--4.0% ...................        5,159,142
                                                                ----------------

              NET ASSETS--100.0% .............................. $    130,442,069
                                                                ================

--------------------------------------------------------------------------------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $90,446,992) ................................................................  $125,282,927
Cash and foreign currency (cost $1,679,351) .............................................................     1,705,229
Foreign withholding tax refund receivable ...............................................................        97,123
Receivable for securities sold ..........................................................................     3,601,047
Interest receivable .....................................................................................         1,211
Other receivables .......................................................................................        11,691
                                                                                                           ------------
   Total assets .........................................................................................   130,699,228
                                                                                                           ------------
LIABILITIES
Payable for shares repurchased ..........................................................................        30,220
Management fee payable ..................................................................................        62,719
Investment advisory fee payable .........................................................................        35,090
Accrued expenses and accounts payable ...................................................................       129,130
                                                                                                           ------------
   Total liabilities ....................................................................................       257,159
                                                                                                           ------------
NET ASSETS ..............................................................................................  $130,442,069
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ...............................................  $162,230,002
Cost of 1,275,995 shares held in treasury ...............................................................    (7,593,947)
Undistributed net investment income .....................................................................       532,828
Accumulated net realized loss on investments and foreign currency transactions ..........................   (59,635,321)
Net unrealized appreciation of investments and foreign currency related transactions ....................    34,908,507
                                                                                                           ------------
Net assets ..............................................................................................  $130,442,069
                                                                                                           ============
Net asset value per share ($130,442,069 / 15,573,281 shares of common stock
   issued and outstanding) ..............................................................................         $8.38
                                                                                                                  =====


    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                            FOR THE
                                                                                                           YEAR ENDED
                                                                                                        DECEMBER 31, 2003
                                                                                                     ---------------------
NET INVESTMENT INCOME
Investment income
   Dividends (net of foreign withholding taxes of $332,051) ........................................        $ 1,951,093
   Interest ........................................................................................              9,554
   Securities lending, net .........................................................................             76,713
                                                                                                            -----------
Total investment income ............................................................................          2,037,360
                                                                                                            -----------
Expenses
   Management fee ..................................................................................            594,463
   Investment advisory fee .........................................................................            347,695
   Reports to shareholders .........................................................................            205,893
   Custodian and Transfer Agent's fees and expenses ................................................            162,940
   Directors' fees and expenses ....................................................................            151,864
   Legal fee .......................................................................................            157,102
   Audit fee .......................................................................................             51,606
   NYSE listing fee ................................................................................             33,208
   Miscellaneous ...................................................................................             48,359
                                                                                                            -----------
   Total expenses before custody credits* ..........................................................          1,753,130
   Less: custody credits ...........................................................................             (1,793)
                                                                                                            -----------
   Net expenses ....................................................................................          1,751,337
                                                                                                            -----------
Net investment income ..............................................................................            286,023
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .....................................................................................            430,585
   Foreign currency transactions ...................................................................            246,806
Net unrealized appreciation (depreciation) during the year on:
   Investments .....................................................................................         48,001,998
   Translation of other assets and liabilities from foreign currency ...............................             57,846
                                                                                                            -----------
Net gain on investments and foreign currency transactions ..........................................         48,737,235
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................        $49,023,258
                                                                                                            ===========

--------------------------------------------------------------------------------
* The custody credits are attributable to interest earned on U.S. cash balances.

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                                 --------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .......................................................     $    286,023        $     36,867
     Net realized gain (loss) on:
     Investments ...............................................................          430,585         (30,108,314)
     Foreign currency transactions .............................................          246,806              97,482
   Net unrealized appreciation (depreciation) during the year on:
     Investments ...............................................................       48,001,998         (15,979,337)
     Translation of other assets and liabilities from
       foreign currency ........................................................           57,846              37,301
                                                                                     ------------        ------------
   Net increase (decrease) in net assets resulting from
     operations ................................................................       49,023,258         (45,916,001)
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income .......................................................               --             (36,867)
   Net realized foreign currency gains .........................................               --            (125,781)
                                                                                     ------------        ------------
   Total distributions to shareholders (a) .....................................               --            (162,648)
                                                                                     ------------        ------------
Capital share transactions:
   Cost of shares repurchased (570,200 and 536,700 shares,
     respectively) .............................................................       (3,390,652)         (2,904,930)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ..................       (3,390,652)         (2,904,930)
                                                                                     ------------        ------------
Total increase (decrease) in net assets ........................................       45,632,606         (48,983,579)

NET ASSETS
Beginning of period ............................................................       84,809,463         133,793,042
                                                                                     ------------        ------------
End of period (including undistributed net
   investment income of $532,828 and $0 as of
   December 31, 2003 and December 31, 2002, respectively) ......................     $130,442,069        $ 84,809,463
                                                                                     ============        ============

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.



    The accompanying notes are an integral part of the financial statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES
The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. These could be temporary or permanent in nature and may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At  December  31,  2003,  the  Fund's   components  of  distributable   earnings
(accumulated  losses) on a  tax-basis  were as follows:

Undistributed  ordinary income* ........... $    532,828
Capital  loss  carryforward ............... $(53,510,000)
Net  unrealized appreciation .............. $ 28,711,087

*For tax purposes short-term capital gains are considered ordinary income.

During the year ended December 31, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ............ $(249,291)

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

Undistributed net investment income ........... $ 246,805
Paid-in capital ............................... $   2,486

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS
The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .95% of the Fund's average net assets.
Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended December 31, 2003, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $121,809 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2003 were $278,629,725 and $285,939,984, respectively.

The cost of investments at December 31, 2003 was $96,571,840 for United States Federal income tax purposes. Accordingly, as of December 31, 2003, net unrealized appreciation of investments aggregated $28,711,087, of which $28,745,954 and $34,867 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2003 of approximately $53,510,000, of which $21,809,000 and $31,701,000 will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
At December 31, 2003, the market value of the securities loaned and government securities received as collateral for such loans were $6,460,179 and $6,799,456, respectively. For the year ended December 31, 2003, the Fund earned $76,713 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the year ended December 31, 2003 and the year ended December 31, 2002, the Fund purchased 570,200 and 536,700 of its shares of common stock on the open market at a total cost of $3,390,652 and $2,904,930, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 10.3% and 9.6% respectively. These shares are held in treasury.

NOTE 7. SUBSEQUENT EVENT
Effective February 17, 2004, the Fund changed the time of calculating its net asset value per share (NAV) to 11:30am, New York time, from the current 5:00pm, New York time.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------
                                                   2003     2002             2001            2000            1999
                                                 -------   -------         --------        --------        --------
Per share operating performance:
Net asset value:
Beginning of period .........................     $ 5.25    $ 8.02          $ 10.89         $ 16.93         $ 16.07
                                                --------   -------         --------        --------        --------
Net investment income (loss) ................        .02        --              .05            (.02)            .06
Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions ............       3.09     (2.78)           (2.84)          (3.48)           2.57
                                                --------   -------         --------        --------        --------
Increase (decrease) from
investment operations .......................       3.11     (2.78)           (2.79)          (3.50)           2.63
                                                --------   -------         --------        --------        --------
Increase resulting from
share repurchases ...........................        .02       .02              .01             .05             .12
                                                --------   -------         --------        --------        --------
Distributions from net
investment income ...........................         --        --             (.05)             --            (.04)
Distributions from net realized
foreign currency gains ......................         --      (.01)            (.01)             --              --
Distributions from net realized
   short-term capital gains .................         --        --               --            (.19)           (.25)
Distributions from net realized
   long-term capital gains ..................         --        --             (.02)          (2.30)          (1.46)
                                                --------   -------         --------        --------        --------
Total distributions+ ........................         --      (.01)            (.08)          (2.49)          (1.75)
                                                --------   -------         --------        --------        --------
Dilution in NAV from dividend
   reinvestment .............................         --        --             (.01)           (.10)           (.14)
                                                --------   -------         --------        --------        --------
Net asset value:
End of period ...............................     $ 8.38    $ 5.25           $ 8.02         $ 10.89         $ 16.93
                                                ========   =======         ========        ========        ========
Market value:
End of period ...............................     $ 7.63    $ 4.52           $ 7.05          $ 9.50        $ 15.125
Total investment return for the period:++
Based upon market value .....................      68.81%   (35.76)%         (24.95)%        (21.09)%         23.83%
Based upon net asset value ..................      59.62%   (34.43)%         (25.57)%        (20.66)%         18.08%
Ratio to average net assets:
Total expenses before custody credits* ......       1.77%     1.63%            1.47%           1.29%           1.26%
Net investment income (loss) ................        .29%      .03%             .53%           (.17)%           .40%
Portfolio turnover ..........................     286.91%   111.67%          121.37%         137.70%          71.52%
Net assets at end of period
(000's omitted) .............................   $130,442   $84,809         $133,793        $183,541        $249,596
                                                --------   -------         --------        --------        --------

-------
 +For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                --     $(.01)           $(.06)         $ (.19)         $( .29)
       Long term capital gains                        --        --             (.02)          (2.30)          (1.46)
                                                    ----     -----            -----          ------         -------
                                                      --     $(.01)           $(.08)         $(2.49)         $(1.75)
                                                    ----     -----            -----          ------         -------

++Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
*The custody credits are attributable to interest earned on U.S. cash balances.
 The ratio of total expenses after custody credits to average net assets are 1.77%, 1.63%, 1.46%, 1.27% and 1.25% for 2003, 2002, 2001, 2000 and 1999,
 respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
The Germany Fund, Inc.
   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY
February 17, 2004

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------

   The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.
   Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.
   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.
   The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.
   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.
   The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.
   If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.
   If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.
   A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

2003 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   The Fund paid foreign taxes of $332,051 and earned $754,711 of foreign source income year during the year ended December 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.05 per share as income earned from foreign sources for the year ended December 31, 2003.

   For Federal income tax purposes, the Fund designates $2,283,000, or the maximum amount allowable under tax law, as qualified dividend income.


PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
   We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

   In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Funds. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Funds.

   We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.


PROXY VOTING
--------------------------------------------------------------------------------

   A description of the Fund's policies and procedures for voting proxies for portfolio securities can be found on our web site at www.germanyfund.com or on the SEC's web site at www.sec.gov. To obtain a written copy without charge, call us toll free at 1-800-437-6269.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP

  INDEPENDENT AUDITORS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARDR. BURT
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  EGGERT VOSCHERAU
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  BRUCE A. ROSENBLUM
  SECRETARY

  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  HONORARY DIRECTOR
  OTTOWOLFF von AMERONGEN

28270 (2/04)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

 The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                               P.O. Box 642 OPS22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

 Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                                       GER
                                     LISTED
                                     NYSE(R)

                 Copies of this report, monthly fact sheets and
                      other information are available at:
                              www.germanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.germanyfund.com.


--------------------------------------------------------------------------------
THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHEBANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle-market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o Central Europe and Russia Fund--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------

10689

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2003, The Germany Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H. Wadsworth. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


                             THE GERMANY FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP ("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

------------------------------- --------------------- --------------------- ---------------------- -------------------
         Fiscal Year                                                                                      All
            Ended                Audit Fees Billed       Audit-Related       Tax Fees Billed to    Other Fees Billed
         December 31                  to Fund         Fees Billed to Fund           Fund                to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                  $51,164                  $0                  $9,267                $6,715
------------------------------- --------------------- --------------------- ---------------------- -------------------
2002                                  $45,500                  $0                  $12,034                 $0
------------------------------- --------------------- --------------------- ---------------------- -------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND
                        AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.


------------------------------- --------------------- ---------------------- -------------------
         Fiscal Year               Audit-Related       Tax Fees Billed to           All
                                   Fees Billed to                            Other Fees Billed
                                    Adviser and            Adviser and         to Adviser and
            Ended                 Affiliated Fund        Affiliated Fund      Affiliated Fund
         December 31             Service Providers      Service Providers    Service Providers
------------------------------- --------------------- ---------------------- -------------------
2003                                  $538,457                 $0                    $0
------------------------------- --------------------- ---------------------- -------------------
2002                                  $399,300               $69,500              $92,400
------------------------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                 Total Non-Audit Fees   Total Non-Audit Fees
                                                 billed to Adviser and     billed to Adviser
                                                    Affiliated Fund      and Affiliated Fund
                                                   Service Providers      Service Providers
                                                  (engagements related       (all other
                                                    directly to the         engagements)
                               Total                operations and
                             Non-Audit Fees       financial reporting
       Fiscal Year          Billed to Fund           of the Fund)                                 Total of (A), (B)
         Ended
      December 31                  (A)                    (B)                     (C)                  and (C)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2003                             $15,982                   $0                 $3,967,000             $3,982,982
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2002                             $12,034                $161,900              $17,092,950            $17,266,884
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.



                                       2

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

         o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

         o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

         o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

         o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.



ITEM 8.  [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

ITEM 10. EXHIBITS.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Germany Fund, Inc.
                                    -------------------------

By:                                 /s/ Richard T. Hale
                                    -------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                      February 27, 2004
                           ----------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                The Germany Fund, Inc.
                           ----------------------------------


By:                                 /s/Richard T. Hale
                                    -------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                      February 27, 2004
                           ----------------------------------


By:                                 /s/Charles A. Rizzo
                                    -------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date                       February 27, 2004
                           ----------------------------------